UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2004

ZOMAX INCORPORATED

(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-28426	No. 41-1833089
(Commission File Number)	(IRS Employer
Identification No.)

5353 Nathan Lane Plymouth, MN55442
(Address of Principal Executive Offices) (Zip Code)

(763) 553-9300
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Disclosure of Results of Operations and Financial Condition.

On November 2, 2004, Zomax Incorporated issued a press release announcing its 2004 third quarter financial results.  The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

The information contained in this Current Report on Form 8-K and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                                             Financial Statements and Exhibits.

(a)                                  Financial statements:  None.

(b)                                 Pro forma financial information:  None.

(c)                                  Exhibits:

99.1                           Press Release dated November 2, 2004

The information in Item 2.02 of this Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1935, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2004

ZOMAX INCORPORATED

	By	/s/ Robert J. Rueckl
Robert J. Rueckl
Executive Vice President and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
November 2, 2004	0-28426

ZOMAX INCORPORATED

EXHIBIT NO.	ITEM

99.1	Press release dated November 2, 2004.